Investment Properties	12 Months Ended
Dec. 31, 2017
Investment Properties
Investment Properties

16.   Investment Properties:

	2015	2016	2017
	MCh$	MCh$	MCh$
Net Balance as of January 1,	15,936	15,042	14,674
Additions resulting from business combinations	—	—	—
Reclassifications	(515)	—	—
Disposals	—	—	—
Depreciation charges in the period	(379)	(368)	(368)
Impairment	—	—	—

Net Balance as of December 31,	15,042	14,674	14,306

Estimated useful lives applied by the Bank are presented in Note No. 2(n) on Property and equipment.

As of December 31, 2017, the fair value of the investment properties held by the Bank is Ch$42,230 million (Ch$41,071 million as of December 31, 2016).

In 2017, the Bank earned income of Ch$5,844 million (Ch$5,914 million in 2016) renting out their investment properties.  In the same period the Bank incurred corresponding expenses of Ch$2,587 million and Ch$2,806 million per year in 2016 and 2017.